EXHIBIT 99.CERT

Pacific Select Fund

Form N-CSR certification for the Annual Report for the

fiscal year ending December 31, 2002

I, Thomas C. Sutton, certify that:

1.        I have reviewed this report on Form N-CSR of Pacific Select Fund.

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: February 18, 2003

/s/    THOMAS C. SUTTON

Thomas C. Sutton

Chairman of the Board of Trustees, Pacific Select Fund

I, Glenn S. Schafer, certify that:

1.        I have reviewed this report on Form N-CSR of Pacific Select Fund.

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: February 18, 2003

/s/    GLENN S. SCHAFER

Glenn S. Schafer

President, Pacific Select Fund

I, Brian D. Klemens, certify that:

1.        I have reviewed this report on Form N-CSR of Pacific Select Fund.

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report.

3.        Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: February 18, 2003

/s/ BRIAN D. KLEMENS

Brian D. Klemens

Treasurer (Principal Financial and Accounting Officer), Pacific Select Fund

EXHIBIT 99.1350 CERT

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Select Fund (the “Fund”) for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the “Report”), Thomas C. Sutton, as Chairman of the Board of Trustees of the Fund, Glenn S. Schafer, as President of the Fund, and Brian D. Klemens, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.

Date: February 18, 2003

/s/ THOMAS C. SUTTON
Thomas C. Sutton

Chairman of the Board of Trustees, Pacific Select Fund

/s/ GLENN S. SCHAFER
Glenn S. Schafer

President, Pacific Select Fund

/s/ BRIAN D. KLEMENS
Brian D. Klemens

Treasurer (Principal Financial and Accounting Officer), Pacific Select Fund